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                          ONE GROUP(R) TECHNOLOGY FUND

                  Supplement Dated June 23, 2000 to Prospectus
                              Dated June 16, 2000

     The One Group Services Company, the distributor for One Group Technology Fund (the "Fund"), will solicit orders to purchase Class A and Class I shares of the Fund during an initial offering period from July 3, 2000 to July 28, 2000 (the "Subscription Period"). Orders received during the Subscription Period will not be processed before commencement of operations (currently scheduled for July 28, 2000). An order in proper form to purchase shares of the Fund that is accompanied by payment and is received by the Fund's transfer agent prior to July 28, 2000 will be deemed to be an order to purchase Class A or Class I shares of One Group Prime Money Market Fund, and a further order to exchange shares of One Group Prime Money Market Fund for Class A or Class I shares of the Fund as of July 28, 2000. The exchange will be processed and priced into the Fund on July 28, 2000 at the initial offering price of $10.00 per share. Except as stated above, exchanges from other One Group funds into the Fund will not be permitted during the Subscription Period.

     Shareholder Servicing Agents may require additional forms or follow different procedures. Investors purchasing through a Shareholder Servicing Agent should contact their Shareholder Servicing Agent regarding purchase procedures.

     During the Subscription Period only, The One Group Services Company will pay a commission of 2% of the original purchase price to Shareholder Servicing Agents who sell Class A shares. Class A sales charges will be waived during the Subscription Period. However, an investor in Class A shares will be charged the equivalent of 2% of the lesser of the purchase price or the current value of the redeemed shares if any or all of the shares purchased during the Subscription Period are redeemed before July 30, 2001. Shareholders may revoke their purchase orders at any time before July 28, 2000.

     Notwithstanding anything to the contrary in the prospectus for any One Group fund, Class A shares purchased during the Subscription Period may not be exchanged for Class A shares of any other One Group fund until July 30, 2001. If Class A shares purchased by an investor during the Subscription Period are redeemed prior to July 30, 2001 and the proceeds are immediately invested into Class A shares of other One Group funds, the 2% sales charge will be deducted from the redemption proceeds, but the sales charge on the subsequent purchase will be waived and Shareholder Servicing Agents will receive no portion of a sales charge on that purchase.

     Class B and Class C shares will be available on July 31, 2000. Beginning that same date, existing One Group shareholders may exchange all or a portion of any One Group fund that they currently own into the Fund.

     Shares of the Fund will not be available to the public prior to the Fund's commencement of operations except through this Subscription Period. This subscription offer will terminate prior to July 28, 2000 if the Fund receives subscription orders of at least $300 million.

TOG-S-1072